SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 24, 2002
                              ----------------


                           McLEODUSA INCORPORATED
           (Exact name of registrant as specified in its charter)

           DELAWARE                    0-20763                42-1407240
        (State or Other         (Commission File Number)     (IRS Employer
 Jurisdiction of Incorporation)                           Identification No.)

         McLeodUSA Technology Park
     6400 C Street S.W., P.P. Box 3177
              Cedar Rapids, IA                                52406-3177
  (Address of Principal Executive Offices)                    (Zip Code)

     Registrant's telephone number, including area code: (319) 790-7800
                              ----------------



INFORMATION TO BE INCLUDED IN REPORT

Item 4. Changes in Registrant's Certifying Accountant.

         On April 24, 2002, upon the recommendation of the Audit Committee of McLeodUSA Incorporated ("McLeodUSA"), the Board of Directors of McLeodUSA approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as McLeodUSA's independent auditors and the appointment of Deloitte & Touche LLP to serve as McLeodUSA's independent auditors for the year ending December 31, 2002. The appointment of Deloitte & Touche LLP became effective on April 25, 2002.

         Arthur Andersen's original report on McLeodUSA's consolidated financial statements for the year ended December 31, 2001 included a comment regarding McLeodUSA's ability to continue as a going concern as a result of McLeodUSA's plan of reorganization not being effective as of the date of Arthur Andersen's original report. Because McLeodUSA's plan of reorganization became effective on April 16, 2002, Arthur Andersen issued a revised report on McLeodUSA's consolidated financial statements for the year ended December 31, 2001 which removed the comment about McLeodUSA's ability to continue as a going concern. Arthur Andersen's report on McLeodUSA's consolidated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion. Except as set forth above, such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on McLeodUSA's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         McLeodUSA provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 29, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through April 25, 2002, McLeodUSA did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on McLeodUSA's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

         Exhibit 16--Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 29, 2002.

         Exhibit 99--Press Release dated April 29, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             McLEODUSA INCORPORATED


Date: April 29, 2002         By: /s/ Randall Rings
                                 -------------------------------
                                     Randall Rings
                                     Group Vice President - Law and Secretary



                               EXHIBIT INDEX


Exhibit           Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 29, 2002.

99                Press Release dated April 29, 2002.



                                                                 Exhibit 16

Office of Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

April 29, 2002

Dear Sir or Madam:

We have read Item 4 included in the Form 8-K dated as of April 24, 2002, of McLeodUSA Incorporated filed with the SEC and are in agreement with the statements contained therein insofar as they relate to Arthur Andersen LLP.

Very truly yours,

Arthur Andersen LLP



cc:      Chris Davis, Chairman and Chief Executive Officer
         McLeodUSA Incorporated
         Ken Burckhardt, Chief Financial Officer
         McLeodUSA Incorporated



                                                                 Exhibit 99

Press Release

SOURCE: McLeodUSA Incorporated

McLeodUSA Names Deloitte & Touche LLP as Independent Auditor

CEDAR RAPIDS, Iowa - (Business Wire) - April 29, 2002 - McLeodUSA Incorporated (NasdaqNM: MCLDD) announced today that, effective on April 25, 2002, its Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for 2002, replacing Arthur Andersen LLP. The change was based on the unanimous recommendation of the Audit Committee.

About McLeodUSA:

McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of December 31, 2001, 42 ATM switches, 60 voice switches, 485 collocations, 525 DSLAMs, and over 31,000 route miles of fiber optic network. Visit the Company's web site at www.mcleodusa.com.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include projections of financial and operational results and goals, including revenue, EBITDA, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions and actual results may vary. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend," "continue" or "potential" or the negative of those words and other comparable words. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause actual events or results of McLeodUSA to be materially different from the forward-looking statements include the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; regulatory approvals; the number of potential customers in a target market; the existence of strategic alliances or relationships; technological, regulatory or other developments in the industry; changes in the competitive climate in which McLeodUSA operates; and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001, which is filed with the Securities and Exchange Commission.